Hodges Fund
SUMMARY PROSPECTUS « JULY 29, 2025 Retail Class Ticker HDPMX

Before you invest, you may want to review the Hodges Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgesfunds.com. You can also get this information at no cost by calling 1-866-811-0224 or by sending an e-mail to prospectus@hodgescapital.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, both dated July 29, 2025.

Investment Objective. The investment objective of the Hodges Fund is long-term capital appreciation.

Fees and Expenses of the Hodges Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Hodges Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Retail Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail Class Shares
Management Fees	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	1.23%
Fee Waiver and/or Expense Reimbursement(1)	(0.05)%
Net Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18%

(1)	Hodges Capital Management, Inc. (the “Adviser”) has contractually agreed to reduce its fees and pay the Hodges Fund’s expenses (excluding taxes, interest expenses, interest on short positions, portfolio transaction expenses, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class specific expenses) in order to limit Net Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Hodges Fund to 0.93% of the Hodges Fund’s average net assets (the “Hodges Fund Expense Cap”). The Hodges Fund Expense Cap will remain in effect until July 31, 2026. The agreement may be terminated at any time by the NLFT II Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the NLFT II Board. The Adviser is permitted, with NLFT II Board approval, to receive reimbursement from the Hodges Fund for fees it waived and Fund expenses it paid, subject to the limitation that (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Example. This Example is intended to help you compare the cost of investing in the Hodges Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Hodges Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Hodges Fund’s operating expenses remain the same and takes into account the effect of the Operating Expenses Limitation Agreement through July 31, 2026. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$120	$385	$671	$1,484

Portfolio Turnover. The Hodges Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Hodges Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Hodges Fund’s performance. For the fiscal year ended March 31, 2025, the Hodges Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies. The Hodges Fund will invest in common stocks of companies of any size market capitalization - small, medium or large. The Hodges Fund’s portfolio managers will invest in both growth and value companies. The Adviser’s stock selection process focuses on rigorously researching individual companies and examining what is happening inside those companies. The Adviser studies and analyzes the fundamentals of each company’s earnings, cash flow, and intrinsic underlying value and will invest in those companies where it believes there is a disconnect between the market’s perception and the intrinsic value of the company’s fundamentals. In selecting investments, the Adviser will also invest where it is deemed appropriate in companies having special situations and whose shares are out of favor, but appear to have prospects for above-average growth and recovery over an extended period of time. Special situations refer to circumstances where companies face significant stress which may cause stock values to depreciate below expected thresholds. Companies having special situations include, but are not limited to, companies that are experiencing management changes, financial distress, corporate restructurings, government inquiries, or are especially susceptible to the negative impact of market conditions.

From time to time, the Fund may engage in short sale transactions with respect to 10% of its net assets. The Fund may also invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks or security indices. The Fund may also sell options and write “covered” put and call options. The Hodges Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Hodges Fund may also invest in the stocks of foreign companies, including those in emerging markets, which are U.S. dollar denominated and traded on a domestic national securities exchange, including American Depositary Receipts (“ADRs”) European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

The Adviser will consider selling a security in the Hodges Fund’s portfolio if that security has become overvalued or has reached its growth potential. In addition, in an attempt to increase the Hodges Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Adviser may take tax considerations into account in deciding whether or when to sell a particular stock. The Hodges Fund’s portfolio turnover could exceed 100% in a given year. A high portfolio turnover may result in the realization and distribution of capital gains, as well as higher transaction costs. The Fund may, from time to time, have significant exposure to one or more sectors of the market.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Hodges Fund. The principal risks of investing in the Hodges Fund are:

●	Equity Securities Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

●	Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●	Smaller Company Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies. They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Hodges Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.

●	Investment Style Risk: Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Hodges Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

●	The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Hodges Fund, regardless of the order in which it appears.

●	Depositary Receipts Risk: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

●	Emerging Markets Risk: Investments in emerging markets are generally more volatile than investments in developed foreign markets.

●	Foreign Securities Risk: Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

●	Futures and Options Risks: Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Hodges Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

●	Management Risk: The Adviser may fail to implement the Hodges Fund’s investment strategies and meet its investment objective.

●	Market Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different region or financial market. Securities in the Tactical Risk Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, wars, terrorism, tariffs, trade wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

●	Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to the Hodges Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for Hodges Fund shareholders.

●	Risks of Companies in “Special Situations:” The Hodges Fund’s investments in companies experiencing significant business problems could have a negative result in the Fund’s performance if the company does not realize the anticipated favorable prospects.

●	Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

●	Short Sales Risk: Engaging in short sales of securities that the Fund does not own subjects it to the risks associated with those securities. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, the Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for the Fund and subject the Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

Performance. The following performance information provides some indication of the risks of investing in the Hodges Fund. The bar chart below illustrates how Retail Class shares of the Hodges Fund’s total returns have varied from year to year for the past 10 calendar years. The table below illustrates how the Hodges Fund’s average annual total returns for the 1-year, 5-year and 10-year periods compare with that of a broad-based securities index. The Hodges Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.hodgescapital.com/mutual-funds.

Prior performance shown below is for the Predecessor Hodges Fund (the Hodges Fund, a former series of Professionally Managed Portfolios) for dates prior to September 25, 2023. The Hodges Fund has adopted the performance of the Predecessor Hodges Fund as a result of a reorganization in which the Hodges Fund has acquired all the assets and liabilities of the Predecessor Hodges Fund (the “Reorganization”). Prior to the Reorganization, the Hodges Fund was a newly formed “shell” fund with no assets and had not commenced operations.

The Hodges Fund’s portfolio management team served as the portfolio management team of the Predecessor Hodges Fund and has been the Hodges Fund’s portfolio management team since inception.

Calendar Year Returns as of December 31, Retail Class

The Hodges Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended June 30, 2025, was 9.47%.

Highest Quarterly Return:	2Q, 2020	54.30%
Lowest Quarterly Return:	1Q, 2020	-44.27%

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Five Years	Ten Years
Hodges Fund
Retail Class Shares
Return Before Taxes	16.87%	14.76%	8.54%
Return After Taxes on Distributions	15.58%	14.44%	7.80%
Return After Taxes on Distributions and Sale of Fund Shares	11.06%	11.91%	6.67%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the end of the period.

The S&P 500 Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Investment Adviser. Hodges Capital Management, Inc. serves as the Hodges Fund’s investment adviser.

Portfolio Managers. The following individuals serve as the Hodges Fund’s portfolio managers:

Portfolio Managers	Primary Title	With the Hodges Fund since
Craig D. Hodges	Chief Investment Officer/ Chief Executive Officer	Since 1999 for the Predecessor Hodges Fund
Eric Marshall, CFA	President	Since 2015 for the Predecessor Hodges Fund

Purchase and Sale of Fund Shares. You may purchase or redeem Fund shares on any business day by written request via mail (Hodges Funds c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
Hodges Fund	Retail Class: $1,000	No minimum

Tax Information. The Hodges Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Hodges Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another person or visit your financial intermediary’s website for more information.